UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

The Sands Capital Global Growth Fund

Semi-Annual Report

April 30, 2015

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

Dear Shareholder:

We are pleased to provide the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six month period ended April 30, 2015. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 1.95% and 1.80%, respectively, compared to a 4.97% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), The Fund’s Institutional Class and Investor Class returned 13.78% and 13.51%, respectively, compared to a 9.45% return for the ACWI.

Performance Review

The top five contributors to relative performance during the reporting period were BioMarin Pharmaceutical, ASOS, Naspers, ARM Holdings, and Biogen. The top five detractors were Petrofac, Alibaba Group Holding, Baidu, FMC Technologies, and Kansas City Southern.

The Middle East & Africa, Latin America, and the U.S. & Canada were the three regions that contributed most to relative performance. Emerging Asia was the largest regional detractor during the period, followed by Developed Asia and Western Europe. The recent strength of the U.S. dollar has implications for businesses globally, including U.S. companies, exporters outside the U.S., and emerging markets. While we are invested in companies around the globe, we believe the Fund is well positioned for a strong-dollar world. Since the inception of the Fund, we have had conviction that the U.S. dollar was positioned for a period of renewed strength. While our research process always begins with fundamental business analysis, when possible, we have tilted toward companies and countries with the potential to benefit from U.S.-driven growth, companies denominated in dollars, and companies denominated in currencies linked or managed to the dollar, such as China’s renminbi. Since we measure performance in dollars, the decision to tilt toward companies denominated in, or positively correlated with, the dollar could have the additional benefit of lessening some currency risk.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

The Fund’s healthcare sector holdings contributed to positive relative performance during the period. Shares of the Fund’s biotechnology companies — including Biogen, BioMarin Pharmaceutical, Ono Pharmaceutical, and Regeneron — appreciated during the period as each reported positive data relating to ongoing trials of meaningful new drug therapies. We believe biotech will remain a tailwind portion of the economy for a long time to come. We are seeing new drug therapies produced by novel technology platforms (e.g. immunotherapy, gene-therapy, etc.) just starting to enter the later stages of clinical trials, developments that we expect will significantly expand the commercial potential for the biotech industry. The Fund’s underweight in utilities also contributed positively to relative performance during the period.

The consumer staples and information technology sectors were the top detractors to relative performance. The Fund’s consumer staples holdings had business-specific issues that affected their short-term performance, but as a group, we believe our portfolio companies continue to execute and deliver solid business results. The underperformance in technology was mainly due to Alibaba Group and Baidu. Both companies are currently investing for growth, which can affect near-term results. While the resulting decrease in profitability can frustrate those with a shorter-term outlook, we are willing to own businesses through this period, as long as we believe in the company’s opportunity and management’s vision and ability. We continue to use a long-term time horizon when evaluating companies and believe clients are best served by utilizing the same lens.

We diligently monitor and continually evaluate the growth prospects of our portfolio companies while seeking opportunities to add compelling new businesses. During the period, we initiated an investment in LinkedIn, and exited positions in Amazon and Petrofac. We believe each company currently owned in the Fund is well positioned to generate above-average earnings growth.

Commentary: A 10,000 Foot View of the Global Growth Fund

In our first letter of 2015, we want to provide an update on some of the longer-term trends to which the Fund is levered, as well as how it is positioned for growth given our current macro frameworks.

Secular Trends: Making Great Businesses Even Better

Our bottom-up approach typically begins with building a deep understanding of what we believe makes a business special. We

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

complement this with research of broad secular trends, which can create tailwinds to strong company fundamentals. We get excited when we find a business that fits our six investment criteria, and benefits from one or more secular trends. In our experience, this combination can greatly enhance a business’s ability to deliver above-average growth over the long term.

Most companies in the Global Growth Fund benefit from one or more powerful secular trends. Below we discuss a few of these, including the shift from paper to electronic payments; the growth of ecommerce; and the rise of the emerging markets consumer.

Visa is well-known for its payment-processing network that spans the globe, connecting millions of merchants with thousands of banks. The company processes more than 50 percent of all credit and debit card transactions worldwide and its costs are largely fixed, so each incremental transaction carries a high margin. Visa benefits from the ongoing secular shift from paper-based to electronic forms of payment. Despite the seeming ubiquity of credit cards, transactions made with paper still total over $11 trillion. Card processors, such as Visa and MasterCard, as well as new payment technologies, such as Apple Pay and Google Wallet, are doing their part to make cash a relic. We are frequently asked if these new technologies are a threat to Visa. The answer is no, because most depend on the established processing networks, including Visa’s, to complete transactions. As long as Visa remains at the chokepoint of the electronic payments value chain, we believe it should continue to grow at above-average rates for years to come.

Another important beneficiary of this powerful secular trend is Cielo, a company that provides Brazilian merchants with the terminals they need to accept credit and debit cards, as well as assistance in transaction processing and settlement. In addition, historical factors have created a favorable competitive environment, where Cielo and its closest competitor now account for over 80 percent of all value processed via electronic payment in Brazil. In our view, the combination of this attractive business model and the powerful trend toward electronic payments make Cielo a compelling investment, despite Brazil’s current macroeconomic headwinds.

The worldwide adoption of electronic payments has enabled the growth of entire industries, including ecommerce. Around the world, people are logging on to Alibaba’s Tmall and Taobao, ASOS, MercadoLibre, and Naspers’s portfolio of commerce and classifieds websites to search for or

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

purchase merchandise (almost always via electronic payment). Despite the industry’s rapid growth over the past 15 years, online sales still account for less than 20 percent of global retail sales. We believe opportunity remains in ecommerce, particularly in emerging markets where the selection online is often broader and less expensive than in physical retail outlets.

It is not only the sellers of goods that benefit from the growth of ecommerce. Companies that aspire to reach the dominance of an Alibaba or Naspers might turn to Baidu, Google, Facebook, or LinkedIn to gauge consumer interest and target potential customers more precisely through digital advertising. For years, Baidu and Google have demonstrated the ability to deliver effective advertisements based on their users’ search queries, which provide real-time indications of interest in specific goods or services. Over time, these companies have used the combination of search queries and browsing history to create profiles of these users to make their ads more effective. Facebook and LinkedIn have gone a step further. Users provide each social network with personal information when creating a page or profile. Because this information is user-supplied, rather than inferred from browsing history, it is typically more accurate and often more detailed. Facebook often knows much more than the social network of its users. For example, the company often knows where users live and what their interests are, including, dining habits and favorite sports teams. LinkedIn knows where its users work, if they are searching for a job, and their membership in professional organizations, networks, and interest groups. This data is valuable to advertisers looking for ever-greater returns on investment. Both Facebook and LinkedIn have monetized this data by developing proprietary tools that leverage this information to deliver even more targeted ads.

Alibaba, Baidu, MercadoLibre, and Naspers are prime beneficiaries of another trend to which the Fund has been, and continues to be, levered: the expansion of the middle class in emerging markets. However, rising incomes do not just benefit technology companies, but more conventional businesses as well. For example, with just a small increase in discretionary income, Indian consumers can trade up from the hand-rolled cigarettes called bidis to higher-quality filtered cigarettes (Indian Tobacco Company’s largest business), Thais can shop at convenience stores with greater frequency (propelling CP All’s store expansion), and citizens of numerous Asian and Middle Eastern countries can redecorate their homes with a fresh coat of paint (driving growth for Asian Paints).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

As consumers’ incomes rise, they tend to march up the consumption curve, creating a new set of opportunities for the companies in our investable universe. For example, a large part of our investment case for Airports of Thailand relies on rising incomes in China resulting in more consumers taking vacations outside of China. Proximity, a variety of attractions, and a well-developed tourism infrastructure make Thailand a particularly attractive destination for this growing group of consumers. In India, many consumers are in the market for their first home, which is driving the growth of Housing Development Finance Corporation (HDFC), the country’s largest mortgage lender. While the company has been issuing mortgages for over thirty years, we believe it is on the verge of a new phase of growth because demand for mortgages is increasing just as the government is acting to improve housing affordability and supply. Of course, a positive trend by itself does not make an investment case, and we would not have invested in HDFC if we did not have conviction in its strong brand, conservative lending culture, and industry-leading customer service and due-diligence practices.

Global Quick Take

Company fundamentals are paramount at Sands Capital. But, with our Fund’s global mandate, we also take geographic exposure into consideration. We believe it is important to have the flexibility to actively tilt into the regions and countries we consider to be most attractive, and away from those we view as more risky. This is particularly true today, when the growth prospects of economies across the world are diverging.

A number of geographies face significant headwinds. The euro zone may slide into crisis, Russia’s economy will probably contract severely this year, Japan remains mired in deflation, and many commodity producers are feeling the negative effects of lower oil prices and slowing demand from China. In contrast, we are optimistic about prospects for the U.S. and select emerging markets. It seems growth in the U.S. is beginning to reignite, structural changes in India have the potential to foster growth for years to come, and, in spite of noise from the anti-corruption campaign and slowing headline growth numbers, China appears to be executing on its pivot from an investment-driven economy to one propelled by consumption.

We expect this divergence in growth prospects will persist, if not widen. This expectation rests not only on economic fundamentals, but also central bank actions. As the U.S. economy continues to display signs of strength,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

the Federal Reserve inches closer to raising rates. This decision will be felt worldwide, as capital will probably flow to the U.S. and away from regions that can’t afford capital flight, such as South Africa and Turkey. These countries and others failed to seize the opportunity presented by the abundance of liquidity and low borrowing rates of recent years. They could have made growth-stoking (albeit difficult) structural changes, such as investing in infrastructure and reducing current account deficits. Instead, they squandered the opportunity. Now, in an environment where it will be more difficult to borrow and attract capital, these countries face serious issues, such as rising inflation and high unemployment.

The European Central Bank took a step in the opposite direction with the announcement of its first round of quantitative easing. Given the issues facing the region — productivity, savings, and debt level differentials; disagreement on the role of government; the status of Greece; and looming deflation, to name a few — we think this is unlikely to be the proverbial magic bullet that eases the region’s woes. We believe the tail risk of euro zone and European Union dissolution persists. As a result, we maintain minimal exposure to the region. This could create a headwind for relative results, as equity values typically rise when monetary policy is eased. We are willing to accept this because, apart from a few exceptions (i.e., ASML Holding, Prada, Union Chimique Belge, and Vopak), it is difficult to find companies in the region that are compelling enough to warrant exposure to this tail risk.

So what does this all mean for the Global Growth Fund? Not much. We have already tilted away from Brazil by selling a number of businesses and toward the U.S. and India by both adding new businesses and increasing the weights of existing ones. We do not anticipate changes of a similar magnitude in the near future as opportunities such as India, where our conviction in the macroeconomic backdrop aligned with compelling company-specific opportunities, do not come along often.

Focusing on the Right Side of Change

It is impossible to predict what the next three to five years will bring. As many have noted, the only constant in the world is change. We’re quite comfortable with this; experience has taught us there are often opportunities for companies positioned on the right side of change, and it is the leaders among these companies we seek to own for five years or more in our conviction-weighted, concentrated, global Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

We greatly appreciate your interest and support, and look forward to providing future updates on our investment approach and results.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

SECTOR WEIGHTINGS †

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.4%
	Shares	Value

ARGENTINA — 1.5%
MercadoLibre	77,000	$10,959,410

BELGIUM — 1.4%
UCB	138,000	9,940,545

BRAZIL — 1.3%
Cielo	681,600	9,376,963

CHINA — 6.5%
Alibaba Group Holding ADR *	292,000	23,736,680
Baidu ADR *	116,000	23,232,480

		46,969,160

INDIA — 9.7%
Asian Paints	828,000	9,930,678
Eicher Motors	1,993	475,938
Housing Development Finance	1,427,000	26,246,975
ITC	2,903,000	14,712,353
Motherson Sumi Systems	1,085,000	8,588,174
Titan Company	1,707,000	10,267,496

		70,221,614

ITALY — 1.2%
Prada	1,572,000	8,534,596

JAPAN — 1.8%
Ono Pharmaceutical	121,000	13,113,884

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

NETHERLANDS — 4.1%
ASML Holding ADR, Cl G	222,000	$23,762,880
Royal Vopak *	106,000	5,563,719

		29,326,599

SOUTH AFRICA — 2.8%
Naspers, Cl N	130,000	20,395,157

SWITZERLAND — 1.5%
SGS	5,500	10,656,779

THAILAND — 3.8%
Airports of Thailand	991,000	8,688,880
CP ALL	14,467,000	18,403,404

		27,092,284

UNITED KINGDOM — 8.1%
ARM Holdings	1,347,000	22,887,252
ASOS *	348,000	19,991,494
Rolls-Royce Holdings	993,000	15,831,207

		58,709,953

UNITED STATES — 51.7%
Biogen Idec *	72,500	27,109,925
BioMarin Pharmaceutical *	196,000	21,961,800
Cerner *	203,000	14,577,430
Charles Schwab	824,000	25,132,000
Discovery Communications, Cl A *	81,000	2,621,160
Discovery Communications, Cl C *	81,000	2,448,630
Facebook, Cl A *	394,000	31,035,380
FMC Technologies *	258,000	11,377,800
Google, Cl A *	19,500	10,701,015
Google, Cl C *	16,545	8,890,452
Kansas City Southern	114,000	11,683,860
Las Vegas Sands	236,500	12,506,120
LinkedIn, Cl A *	61,000	15,379,930
Medidata Solutions *	296,000	15,815,280
Monsanto	201,000	22,905,960
NIKE, Cl B	193,000	19,076,120
Priceline Group *	11,900	14,729,939

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED STATES — (continued)
Regeneron Pharmaceuticals *	57,000	$26,075,220
Schlumberger	207,000	19,584,270
Visa, Cl A	513,000	33,883,650
Workday, Cl A *	277,000	25,265,170

		372,761,111

TOTAL COMMON STOCK (Cost $616,335,332)		688,058,055

TOTAL INVESTMENTS — 95.4% (Cost $616,335,332)		$688,058,055

Percentages are based on Net Assets of $721,110,592.

*	Non-income producing security.

ADR	— American Depositary Receipt

Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

Investments in Securities	Level 1	Level 2††	Level 3	Total
Common Stock
Argentina	$10,959,410	$—	$—	$10,959,410
Belgium	—	9,940,545	—	9,940,545
Brazil	9,376,963	—	—	9,376,963
China	46,969,160	—	—	46,969,160
India	—	70,221,614	—	70,221,614
Italy	—	8,534,596	—	8,534,596
Japan	—	13,113,884	—	13,113,884
Netherlands	23,762,880	5,563,719	—	29,326,599
South Africa	—	20,395,157	—	20,395,157
Switzerland	—	10,656,779	—	10,656,779
Thailand	—	27,092,284	—	27,092,284
United Kingdom	—	58,709,953	—	58,709,953
United States	372,761,111	—	—	372,761,111

Total Common Stock	463,829,524	224,228,531	—	688,058,055

Total Investments in Securities	$463,829,524	$224,228,531	$—	$688,058,055

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of closed exchanges.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30,2015 there were transfers between Level 1 and Level 2 investments in securities. For the period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $616,335,332)	$688,058,055
Cash	33,645,754
Foreign Currency, at Value (Cost $86,403)	84,334
Dividend Receivable	839,654
Reclaim Receivable	140,859
Receivable for Capital Shares Sold	55,692
Prepaid Expenses	30,294

Total Assets	722,854,642

Liabilities:
Payable for Investment Securities Purchased	555,231
Payable due to Investment Adviser	505,902
Accrued Foreign Capital Gains Tax on Appreciated Securities	470,637
Payable due to Administrator	73,902
Payable for Capital Shares Redeemed	52,962
Payable due to Trustees	2,729
Chief Compliance Officer Fees Payable	2,590
Shareholder Servicing Fees Payable	1,377
Other Accrued Expenses	78,720

Total Liabilities	1,744,050

Net Assets	$721,110,592

NET ASSETS CONSIST OF:
Paid-in-Capital	$658,501,836
Distributions in Excess of Net Investment Income	(4,079,017)
Accumulated Net Realized Loss on Investments	(4,566,347)
Net Unrealized Appreciation on Investments	71,722,723
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	2,034
Foreign Capital Gains Tax on Appreciated Securities	(470,637)

Net Assets	$721,110,592

Net Asset Value Per Share — Institutional Shares ($714,369,928 ÷ 39,172,604 shares)	$18.24

Net Asset Value Per Share — Investor Shares ($6,740,664 ÷ 372,161 shares)	$18.11

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE SIX MONTHS ENDED
APRIL 30, 2015 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$2,486,599
Less: Foreign Taxes Withheld	(147,566)

Total Investment Income	2,339,033

Expenses
Investment Advisory Fees	2,599,583
Administration Fees	392,385
Shareholder Servicing Fees — Investor Class	8,783
Trustees’ Fees	5,908
Chief Compliance Officer Fees	3,866
Custodian Fees	70,446
Transfer Agent Fees	45,120
Registration Fees	40,725
Legal Fees	16,074
Printing Fees	13,762
Audit Fees	11,108
Insurance and Other Expenses	12,027

Total Expenses	3,219,787

Less:
Fees Paid Indirectly	(6)

Net Expenses	3,219,781

Net Investment Loss	(880,748)

Net Realized (Loss) on:
Investments	(3,652,059)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(60,591)

Net Realized Loss	(3,712,650)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	20,377,508
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	5,974
Foreign Capital Gains Tax on Appreciated Securities	582,868

Net Change in Unrealized Appreciation	20,966,350

Net Gain on Investments and Foreign Currency Transactions	17,253,700

Net Increase in Net Assets Resulting from Operations	$16,372,952

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Operations:
Net Investment Loss	$(880,748)	$(460,704)
Net Realized Gain (Loss) on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(3,712,650)	6,617,924
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	20,966,350	23,145,432

Net Increase in Net Assets Resulting from Operations	16,372,952	29,302,652

Dividends and Distributions
Net Investment Income:
Institutional	(2,559,079)	(25,197)
Investor	(14,244)	—

	(2,573,323)	(25,197)

Net Capital Gains:
Institutional	(7,474,655)	(2,367,770)
Investor	(101,456)	(76,885)

	(7,576,111)	(2,444,655)

Total Distributions	(10,149,434)	(2,469,852)

Capital Share Transactions:
Institutional Shares
Issued	236,832,473	322,810,484
Reinvestment of Distributions	9,836,059	2,355,333
Redeemed	(10,596,747)	(17,001,463)

Net Institutional Share Transactions	236,071,785	308,164,354

Capital Share Transactions:
Investor Shares
Issued	874,735	5,841,565
Reinvestment of Distributions	104,003	70,750
Redeemed	(2,453,418)	(2,432,385)

Net Investor Share Transactions	(1,474,680)	3,479,930

Net Increase in Net Assets from Share Transactions	234,597,105	311,644,284

Total Increase in Net Assets	240,820,623	338,477,084

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six-Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Net Assets:
Beginning of Period	$480,289,969	$141,812,885

End of Period (including Distributions in Excess of Net Investment Income and Accumulated Net Investment Loss $(4,079,017) and $(624,946), respectively	$721,110,592	$480,289,969

Share Transactions:
Institutional Shares
Issued	13,334,715	18,618,106
Reinvestment of Distributions	548,245	142,267
Redeemed	(589,205)	(994,027)

Net Institutional Share Transactions	13,293,755	17,766,346

Share Transactions:
Investor Shares
Issued	48,436	338,034
Reinvestment of Distributions	5,839	4,301
Redeemed	(135,914)	(137,584)

Net Investor Share Transactions	(81,639)	204,751

Net Increase in Shares Outstanding From Share Transactions	13,212,116	17,971,097

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout The Year/Period
	Institutional Shares
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$18.24		$16.96	$13.31	$12.15	$11.49	$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	(0.03)		(0.03)	0.11	0.02	0.03	0.01
Net Realized and Unrealized Gain	0.38		1.61	3.71	1.18	0.66	1.48

Total from Investment Operations	0.35		1.58	3.82	1.20	0.69	1.49

Dividends and Distributions from:
Net Investment Income	(0.09)		—	(0.15)	—	—	—
Net Realized Gains	(0.26)		(0.30)	(0.02)	(0.04)	(0.03)	—

Total Dividends and Distributions	(0.35)		(0.30)	(0.17)	(0.04)	(0.03)	—

Redemption Fees^^	—		—	—	—	—	—

Net Asset Value, End of Period	$18.24		$18.24	$16.96	$13.31	$12.15	$11.49

Total Return††	1.95%		9.49%	28.99%	9.90%	6.02%	14.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$714,370		$472,080	$137,612	$57,329	$15,027	$5,207
Ratio of Expenses to Average Net Assets	1.05	%**	1.10%	1.10%	1.10%	1.10%	1.10	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.05	%**	1.13%	1.30%	2.35%	5.42%	13.43	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.28	)%**	(0.16)%	0.76%	0.13%	0.26%	0.11	%**
Portfolio Turnover Rate	5	%***	24%	33%	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^^	Amount less than $0.01.

Amounts designated as “—” are $0.00 or round to 0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout The Year/Period
	Investor Shares
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$18.09		$16.87	$13.24	$12.11	$11.48	$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	(0.05)		(0.07)	0.06	(0.02)	0.01	—
Net Realized and Unrealized Gain	0.37		1.59	3.71	1.19	0.65	1.48

Total from Investment Operations	0.32		1.52	3.77	1.17	0.66	1.48

Dividends and Distributions from:
Net Investment Income	(0.04)		—	(0.12)	—	—	—
Net Realized Gains	(0.26)		(0.30)	(0.02)	(0.04)	(0.03)	—

Total Dividends and Distributions	(0.30)		(0.30)	(0.14)	(0.04)	(0.03)	—

Net Asset Value, End of Period	$18.11		$18.09	$16.87	$13.24	$12.11	$11.48

Total Return††	1.80%		9.16%	28.71%	9.68%	5.76%	14.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$6,741		$8,210	$4,201	$1,297	$353	$234
Ratio of Expenses to Average Net Assets	1.30	%**	1.35%	1.35%	1.35%	1.28%@	1.20	%@**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30	%**	1.38%	1.55%	2.71%	5.84%	13.67	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.61	)%**	(0.41)%	0.42%	(0.13)%	0.08%	0.02	%**
Portfolio Turnover Rate	5	%***	24%	33%	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 54 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and can request that a meeting of the Committee be held. As of April 30, 2015, there were no securities valued in accordance with fair value procedures. If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an

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asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2015, the transfers into Level 2 from Level 1 were due to changes in the availability of observable inputs to determine fair value. Transfers between Levels are recognized at period end.

For the the six months ended April 30, 2015, there were transfers between levels.

For the the six months ended April 30, 2015, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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APRIL 30, 2015 (Unaudited)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the six months ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2015, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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APRIL 30, 2015 (Unaudited)

net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the the six months ended April 30, 2015, Institutional Class and Investor Class did not retain any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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APRIL 30, 2015 (Unaudited)

oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended April 30, 2015, the Fund paid $392,385 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the six months ended April 30, 2015, the Investor Shares incurred 0.25% of average daily net assets or $8,783 of shareholder servicing fees.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2015, the Fund earned cash management credits of $6 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. At April 30, 2015, the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was as follows:

Expense Deferred in Fiscal Period Ending April 30:	Subject to Repayment Until April 30:		Sands Capital Global Growth Fund
2013	2016		$279,354
2014	2017		149,258
2015	2018		26,147

		Total	$454,759

6.	Investment Transactions:

For the six months ended April 30, 2015, the Fund made purchases of $238,490,145 and sales of $28,579,698 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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APRIL 30, 2015 (Unaudited)

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2014 and 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$22,574	$2,447,278	$2,469,852
2013	695,196	70,041	765,237

As of October 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,572,830
Undistributed Long-Term Capital Gain	7,575,313
Unrealized Appreciation	46,237,015
Other Temporary Differences	80

Total Net Distributable Earnings	$56,385,238

For Federal income tax purposes, the cost of securities owned at October 31, 2014, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales and mark to market on unrealized gains on PFIC which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at April 30, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$616,335,332	$86,732,285	$(15,009,562)	$71,722,723

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At April 30, 2015, the net assets of the Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10.	Other:

At April 30, 2015, 53% of Institutional Shares outstanding were held by three shareholders and 73% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

11.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/14	Ending Account Value 4/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,019.50	1.05%	$5.24
Investor Shares	1,000.00	1,018.00	1.30	6.51

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.01	1.05%	$5.24
Investor Shares	1,000.00	1,018.75	1.30	6.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

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BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 10, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer

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APRIL 30, 2015 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2015 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are

Difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-0600

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: June 26, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: June 26, 2015